T. Rowe Price Multi-Strategy Total Return Fund

Supplement to Prospectus Dated March 1, 2019

Effective immediately, three additional component strategies have been added as part of the fund’s principal investment strategies: Dynamic Global FX, Dynamic Credit, and Global Stock.

Accordingly, the following is added to the description of underlying strategies on pages 3—4 of the prospectus:

Dynamic Global FX This global currency strategy uses forward currency exchange contracts to generate returns by gaining long or short exposure to certain currencies that are expected to increase or decrease in value relative to other currencies. Investments selected for the portfolio represent high-conviction views driven by T. Rowe Price’s extensive research platform and include a diversified set of developed and emerging markets.

Dynamic Credit This is a highly flexible strategy that invests in a variety of debt instruments (including derivatives) with an emphasis on finding asymmetric long and short opportunities in individual issuers while actively managing volatility inherent in credit investing. The fund may invest in the T. Rowe Price Dynamic Credit Fund to gain exposure to this strategy.

Global Stock This strategy seeks to capture the excess return of T. Rowe Price’s Global Stock Fund over its benchmark. The underlying equity strategy, the Global Stock Fund, reflects a growth style and seeks to obtain exposure to stocks in at least five countries, including both developed and, to a lesser extent, emerging markets. To implement this strategy, the fund may invest in the Global Stock Fund and short a basket of equity futures and/or use a variety of total return swaps, consisting of both long and short positions, on specific stocks that align with the Global Stock Fund’s portfolio relative to its benchmark.

In addition, the following is added to the description of underlying strategies on pages 16—17:

Dynamic Global FX This strategy seeks to generate performance through income and capital gains in global currency markets. The strategy takes relative value currency positions by primarily using forward currency exchange contracts to gain long or short exposure to certain currencies that are expected to increase or decrease in value relative to other currencies. The investments that are selected represent a diversified set of developed and emerging markets currency exposures and seek to create a portfolio with a reduced correlation to established fixed income asset classes and the U.S. dollar.

Dynamic Credit This strategy leverages T. Rowe Price’s global credit platform to identify individual credit instruments with asymmetric return potential on both the long and the short side. The strategy seeks to exploit inefficiencies in credit markets either by investing directly in credit instruments or by obtaining synthetic exposure from a range of instrument types, including derivatives. This strategy may invest in a variety of credit instruments, including high yield instruments, bank loans, mortgage- and asset-backed securities, issuers in emerging markets, corporate bonds, municipal securities, and derivatives (including credit default swaps, total return swaps, interest rate futures, interest rate swaps, forward currency exchange contracts, and options on such instruments). The strategy seeks to actively manage downside exposure through the credit cycle, including the ability to hedge at the strategy or asset class level, or increase exposure to the overall credit market, where appropriate.

Global Stock This strategy seeks to capture the excess return of T. Rowe Price’s Global Stock Fund over its benchmark. The underlying equity fund, the Global Stock Fund, seeks to obtain exposure to stocks in at least five countries (one of which is the U.S.), including both developed and emerging markets. Investment selection reflects a growth style. While the strategy has the flexibility to obtain exposure to stocks of companies of any size, investments will typically focus on large- and mid-cap growth stocks. To implement this strategy, the fund may invest in the Global Stock Fund and short a basket of equity futures and/or use a variety of total return swaps, consisting of both long and short positions, on specific stocks that align with the Global Stock Fund’s portfolio relative to its benchmark.

The date of this supplement is December 18, 2019.

F1112-041 12/18/19